SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 17, 2003
                                                --------------------------------



                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-99451               52-1495132
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street,  Edison,  New Jersey                          08837
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (732) 205-0600
                                                   -----------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) prepared by UBS Warburg LLC, which is hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99) Computational Materials prepared by UBS Warburg LLC in connection with Chase Mortgage Finance
                                                Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2003-S2.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



March 19, 2003
--------------
                                   By:  /s/ Eileen Lindblom
                                      ----------------------------
                                        Eileen Lindblom
                                        Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                Paper (P) or
Exhibit No.       Description                                   Electronic (E)
-----------       -----------                                   --------------

(99)              Computational Materials prepared              (E)
                  by UBS Warburg LLC in connection with
                  Chase Mortgage Finance Corporation, Multi-
                  Class Mortgage Pass-Through Certificates,
                  Series 2003-S2.